Exhibit 10.1

SECOND MODIFICATION AGREEMENT

DATE:	March 18, 2016

PARTIES:	Borrower: COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership
Administrative Agent for the Lenders: JPMORGAN CHASE BANK, N.A.
Lenders:    Lenders that are signatories hereto
RECITALS
A.All undefined capitalized terms used herein shall have the meaning given them in the Amended and Restated Credit Agreement dated as of December 12, 2014, among Borrower, Administrative Agent and the Lenders defined therein, as modified by the First Modification Agreement dated March 26, 2015, with an effective date of December 31, 2014 (the “Credit Agreement”). Pursuant to the Credit Agreement, the Lenders have extended to Borrower a credit facility (“Loan”) in a maximum principal amount not to exceed $400,000,000.00 at any time (subject to potential increases up to an aggregate maximum principal amount of $1,250,000,000.00).
B.The Loan is secured by the property described in certain of the Loan Documents.
C.The Amended and Restated Continuing Guaranty dated as of December 12, 2014, from Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation, and the Subsidiary Guarantors that are a party thereto (including each counterpart agreement and amendment thereto, the “Guaranty”) was delivered to Administrative Agent for the benefit of the Lenders and guarantees the Loan.
D.Borrower has requested certain amendments to the Credit Agreement as described herein. The undersigned Lenders are willing to agree to such amendments pursuant to the terms and conditions of this Second Modification Agreement (this “Agreement”).
AGREEMENT
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the Lenders agree as follows:

SECTION 1.	ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.

SECTION 2.	MODIFICATION.
2.1The definitions of “Early Maturity Date Event”, “Par Amount” and “Required Removal Payment” in Section 1.01 are hereby deleted.
2.2The definition of “Availability Period” in Section 1.01 is hereby modified to delete the clause “(a) March 31, 2016 upon the occurrence of the Early Maturity Date Event,” and changing the lettering of (b), (c) and (d) to be (a), (b) and (c). As a result, the definition of “Availability Period” shall hereafter read as follows:
“Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date for the Revolving Loans, (b) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Revolving Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.
2.3The definition of “Maturity Date” in Section 1.01 is hereby modified to delete the clauses referencing an “Early Maturity Date Event” in a manner to hereafter read as follows:

“Maturity Date” means (i) as to all Term Loans December 12, 2019, and (ii) as to all Revolving Loans the later to occur of (a) the Initial Maturity Date and (b) to the extent maturity is extended pursuant to Section 2.17, the Extended Maturity Date; provided, however, that, in every case, if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.
2.4The first sentence in Section 2.17 is hereby modified to delete the clause “If the Early Maturity Date Event has not occurred, then the” and replacing the clause with the word “The”. As a result, the first sentence of Section 2.17 shall hereafter read as follows:
The Borrower may elect to extend the Initial Maturity Date with respect to Revolving Loans, Letters of Credit and Swing Line Loans for a single one (1) twelve (12) month period (the “Extended Maturity Date”).
2.5The wording in Section 2.18(b)(i) is hereby deleted and Sections 2.18(b)(ii) and (iii) are renumbered (i) and (ii) which will result in the first sentence of Section 2.18(b) to hereafter read as follows:
2.18    Unsecured Conversion. The Borrower may convert the Facility to an unsecured Facility (an “Unsecured Conversion”) upon the Borrower’s satisfaction of the following requirements as of the date of such Unsecured Conversion (the “Conversion Requirements”):
(i)    Administrative Agent has received evidence reasonably satisfactory to Administrative Agent that the then current Total Asset Value is not less than $1,000,000,000.00; and
(ii)    No Default or Event of Default exists.
2.6Section6.13(c)(ii) is hereby modified to delete subpart (2) in a manner to include subpart (1) into Section 6.13(c)(ii) without renumbering and modifying the lead-in to subsection (ii) in a manner that Section 6.13(c) shall hereafter read as follows:
(c)    Notwithstanding any other provision in this Agreement, the Borrower agrees that the pool of Qualified Unencumbered Properties shall never be less than 10 Projects, with an aggregate Unencumbered Asset Value of at least $250,000,000:
(i)    except to effect a repayment in full of all Obligations and the termination of all of the Commitments (a “Full Repayment”); or
(ii)    if not to effect a Full Repayment, then only if either (x) the Total Outstandings are less than (A) 50% of the Unencumbered Asset Value, minus (B) all Unsecured Debt other than the Total Outstandings, calculated both before and after giving effect to the removal of any Project from the pool of Qualified Unencumbered Properties, or (y) the Administrative Agent, in its sole discretion, approves the removal of any Project from the pool of Qualified Unencumbered Properties.
2.7Section 6.14(a)(v) is hereby modified to delete the proviso as the end thereof which references Section 6.14(b) which pursuant to Section 2.8 of this Agreement is deleted and to replace the clause “of the of the” with the clause “of the”. As a result Section 6.14(a)(v) shall hereafter read as follows:
(v)    the Administrative Agent approves, in its sole and absolute discretion, the removal of the Project from the pool of Qualified Unencumbered Property.
2.8Section 6.14(b) which only addressed the effect of the occurrence of an “Early Maturity Date Event” is hereby deleted and the current Section 6.14(c) is hereby re-lettered to read Section 6.14(b).

SECTION 3.	RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
The Loan Documents, including without limitations all agreements, representations and warranties therein, are ratified and affirmed by Borrower and shall remain in full force and effect, as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4.	BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Administrative Agent and the Lenders:

4.1No Event of Default or Default has occurred and is continuing.
4.2There has been no material adverse change in the financial condition of Borrower or any other member of the Consolidated Group from the most recent financial statement received by Administrative Agent.
4.3All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.
4.4As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents.
4.5All Equity Interests encumbered by the Collateral Assignment Agreement, (i) are general intangibles under the Uniform Commercial Code as adopted in the States of Delaware and New York, and (ii) are book entry and there are no certificates issued or outstanding with respect thereto.
4.6This Agreement and the Loan Documents are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
4.7Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents. The execution and delivery of this Agreement and the performance of the Loan Documents have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.	CONSENT OF LENDERS.
The undersigned Lenders consent to the modifications to the Credit Agreement contained in SECTION 2 of this Agreement.

SECTION 6.	CONDITIONS PRECEDENT.
The agreement of the Lenders regarding the terms hereof shall not be binding upon the Lenders until the Administrative Agent and all Lenders have executed and delivered this Agreement, and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:
6.1.An original of this Agreement fully executed by Borrower and all of the Lenders;
6.2.An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;
6.3.An original of the attached Consent and Agreement of each Subordinated Creditor fully executed by Advisor (defined in the Advisor Fee Subordination Agreement) and by VEREIT TRS Corp. (formerly known as ARCP TRS Corp.), a Delaware corporation;
6.4.An opinion of counsel in form and content acceptable to the Administrative Agent, which opinion of counsel may be a component of an opinion of counsel issued on matters and transactions beyond the scope of this Agreement;
6.5.Certificates of the Borrower and the Guarantors regarding authority, execution and delivery of this Agreement, which certificates may be a component of other certificates issued on matters and transactions beyond the scope of this Agreement; and
6.6.Payment of all reasonable out-of-pocket external costs and expenses incurred by the Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

SECTION 7.	BINDING EFFECT.
This Agreement shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.

SECTION 8.	CHOICE OF LAW.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.	COUNTERPART EXECUTION.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

[Signatures on Following Pages]

DATED as of the date first above stated.

COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, as Borrower

By:	Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation, its general partner
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Chief Financial Officer

[Signature Page to Second Modification Agreement]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Andrew C. Swingle
Name:	Andrew C. Swingle
Title:	Authorized Officer

LENDERS:

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Andrew C. Swingle
Name:	Andrew C. Swingle
Title:	Authorized Officer

REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott
Name:	Michael R. Mellott
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Troy Lyscio
Name:	Troy Lyscio
Title:	Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ashish Tandon
Name:	Ashish Tandon
Title:	Vice President

[Signature Page to Second Modification Agreement]

COMERICA BANK, as a Lender

By:	/s/ Michael T. Shea
Name:	Michael T. Shea
Title:	Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Maria S. Bergrin
Name:	Maria S. Bergrin
Title:	Vice President

PEOPLE'S UNITED BANK, as a Lender

By:	/s/ Victor Galati
Name:	Victor Galati
Title:	Senior Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Patrick Daugherty
Name:	J. Patrick Daugherty
Title:	Portfolio Manager

[Signature Page to Second Modification Agreement]